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                                                                  EXHIBIT 10(24)

                  CO-EMPLOYEE AGREEMENT BETWEEN WESTERN SURETY
                    COMPANY AND UNIVERSAL SURETY OF AMERICA


     This Agreement is made this 22nd day of September, 1994 by and between Western Surety Company, an insurance company organized under the laws of South Dakota ("Western Surety") and Universal Surety of America, an insurance company organized under the laws of Texas ("USA.")

     WHEREAS, Western Surety and USA are affiliated companies; and

     WHEREAS, USA and Western Surety each desire to use certain personnel of the other;

     NOW THEREFORE, the parties, in consideration of the mutual covenants and agreements herein contained, do hereby agree as follows:

     1. Certain of USA's underwriters and claims managers will become co-employed by Western Surety to underwrite contract surety business and administer the related claims for Western Surety.
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     2.   Certain of Western Surety's underwriters and claims managers will become co-employed by USA to underwrite certain types of miscellaneous fidelity and surety bond business and administer the related claims for USA.

     3. This Agreement shall not cause any co-employee to be eligible for duplicate benefits under any employee benefit plan of USA, Western Surety, or any related company.

     4. This Agreement may be terminated at any time by either party upon not less than 30 days prior written notice to the other.

     IN WITNESS WHEREOF, the parties hereto have caused the Agreement to be executed on the date and the year written above.

                                  Universal Surety of America

                                      John Knox, Jr.
                                  ------------------
                                  By: John Knox, Jr.
                                     President



                                  Western Surety Company

                                      Phil Lundy
                                  ------------------
                                  By: Phil Lundy
                                     Treasurer